EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Nabors Industries Ltd. (the “Company”) for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eugene M. Isenberg, Chairman and Chief Executive Officer of the Company, and I, R. Clark Wood, principal accounting and financial officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eugene M. Isenberg
Eugene M. Isenberg
Chairman and Chief Executive Officer August 9, 2010

/s/ R. Clark Wood
R. Clark Wood
Principal accounting and financial officer August 9, 2010